CAPITAL STOCK	6 Months Ended
Jun. 30, 2021
Capital Stock [Abstract]
CAPITAL STOCK
16 ■ Capital Stock

a)    Authorized Capital Stock
Our authorized capital stock is composed of an unlimited number of common shares (issued 1,779,242,406 common shares as at June 30, 2021). Our common shares have no par value.

b)    Dividends
The Company’s practice has been to declare dividends after a quarter in the announcement of the results for the quarter. Dividends declared are paid in the same quarter.
The Company’s dividend reinvestment plan resulted in 103,785 common shares issued to shareholders for the six months ended June 30, 2021.

c)    Return of Capital
At the Annual and Special Meeting on May 4, 2021, shareholders approved a $750 million return of capital distribution. This distribution is derived from a portion of the proceeds from the divestiture of Kalgoorlie Consolidated Gold Mines in November 2019 and from other recent dispositions made by Barrick and its affiliates. The total return of capital distribution is expected to be effected in three equal tranches. The first $250 million tranche was paid on June 15, 2021, to shareholders of record at the close of business on May 28, 2021. The second return of capital distribution is expected to be paid on September 15, 2021, to shareholders of record on August 31, 2021. The remaining distribution of $250 million is expected to be effected to shareholders of record on a date to be determined in November 2021.